Long-term Investment (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Long-term Investment
Time deposit	$ 53,033	$ 151,185
U.S. treasury securities	15,215	20,275
Investments in available-for-sale debt securities	7,207	6,921
Investments in equity securities accounted for under alternative measurement	1,516	1,516
Investment in an equity security with readily determinable fair values	242	195
Total long-term investments	$ 77,213	$ 180,092